UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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         14A-6(E)(2))

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[ ]     Soliciting Material Pursuant to  240.14a-12


                         COMPETITIVE TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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                         COMETITIVE TECHNOLOGIES, INC.
                              **IMPORTANT NOTICE**
                 REGARDING THE AVAILABILITY OF PROXY MATERIALS
--------------------------------------------------------------------------------
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

THIS COMMUNICATION PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS THAT ARE AVAILABLE TO YOU ON THE INTERNET. WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE PROXY MATERIALS BEFORE VOTING.




         *
       *****
     **-----**
   **-----        COMPETITIVE
 ****----         TECHNOLOGIES
   **=====        Unlocking the Potential of Innovation
     **=====**
       *****
         * (R)


777 Commerce Drive
Suite 100
Fairfield, CT 06825



SHAREHOLDER MEETING TO BE HELD ON 4/17/2009
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                           Proxy Materials Available

-  Notice and Proxy Statement
-  Annual Report


PROXY MATERIALS - VIEW OR RECEIVE
YOU CAN CHOOSE TO VIEW THE MATERIALS ONLINE OR RECEIVE A PAPER OR E-MAIL COPY. THERE IS NO CHARGE FOR REQUESTING A COPY. REQUESTS, INSTRUCTIONS AND OTHER INQUIRIES WILL NOT BE FORWARDED TO YOUR INVESTMENT ADVISOR.
TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST AS INSTRUCTED BELOW ON OR BEFORE 4/5/09.

HOW TO VIEW MATERIALS VIA THE INTERNET
Have the 12 Digit Control Number available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET - www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.





SEE THE REVERSE SIDE FOR MEETING INFORMATION AND INSTRUCTIONS ON HOW TO VOTE
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MEETING INFORMATION

Meeting Type:      Annual
Meeting Date:      4/17/2009
Meeting Time:      11:00 a.m., local time
For holders as of: 2/23/09

MEETING LOCATION:

Hilton Stamford Hotel and Executive Meeting Center
1 First Stamford Place
Stamford, Connecticut 06902

HOW TO VOTE

VOTE IN PERSON

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

VOTE BY INTERNET

To vote NOW by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

VOTING ITEMS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES LISTED BELOW.

1. ELECTION OF DIRECTORS NOMINEES:

01) Joel M. Evans, M.D.
02) Richard D. Hornidge, Jr.
03) Rustin Howard
04) John B. Nano
05) William L. Reali

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 2.

2. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM MHM Mahoney Cohen, CPAs






























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